EXHIBIT 99.1

Corporate Relations | 77 Beale Street | San Francisco, CA 94105 | 1 (415) 973-5930 | www.pgecorp.com
May 4, 2016

PG&E Corporation Reports First-Quarter 2016 Financial Results

San Francisco, Calif. — PG&E Corporation's (NYSE: PCG) first-quarter 2016 net income after dividends on preferred stock (also called "income available for common shareholders") was $107 million or $0.22 per share, as reported in accordance with generally accepted accounting principles (GAAP). GAAP earnings for the same period in 2015 were $31 million, or $0.06 per share, reflecting the impact of fines and penalties of $369 million pre-tax imposed by the California Public Utilities Commission (CPUC) in connection with the San Bruno gas pipeline accident.

GAAP results include items that management does not consider part of normal, ongoing operations (items impacting comparability), which totaled $506 million pre-tax, or $0.60 per share, for the first quarter of 2016. These items include charges of $381 million pre-tax relating to the Butte fire in 2015, including $350 million pre-tax reflecting the low-end of estimates for probable losses for property damage claims and $31 million pre-tax for other fire related costs. Items impacting comparability also include estimated charges for pipeline-related capital expenditures that PG&E Corporation believes are probable of disallowance as part of fines and penalties imposed in connection with the San Bruno accident, as well as expenses associated with work to clear pipeline rights of way and legal and regulatory costs.

"We remain focused on delivering safe, reliable, affordable and clean energy to our customers and positioning PG&E for the future. We continue to invest in strengthening our operations, achieving industry-leading safety performance, and building a smarter energy grid that provides a growing array of energy choices and benefits for all of our customers, including an energy supply that is among the cleanest in the industry," said PG&E Corporation Chairman and CEO Tony Earley.

Earnings from Operations

On a non-GAAP basis, excluding items impacting comparability, PG&E Corporation's earnings from operations for the first quarter of 2016 were $407 million, or $0.82 per share, compared with $418 million, or $0.87 per share, during the same period in 2015. The difference in quarter-over-quarter earnings from operations reflected some timing-related tax expenses, among other items. These were partially offset by higher rate base earnings.

2016 Earnings Guidance

PG&E Corporation is maintaining its previously issued 2016 guidance for non-GAAP earnings from operations in the range of $3.65 to $3.85 per share. PG&E Corporation is adjusting its previously issued guidance range for projected GAAP earnings to $2.41 to $2.73 per share, to reflect estimated costs associated with the Butte fire. The GAAP range also includes forecasts for expected pipeline-related costs, legal and regulatory expenses, and the remaining charges related to the fines and penalties that were imposed in 2015 by the CPUC in connection with the San Bruno gas pipeline accident. Guidance is based on various assumptions and forecasts, including those relating to expenses, authorized revenues, capital expenditures, rate base, and equity issuances.

PG&E Corporation discloses historical financial results and provides guidance based on "earnings from operations" in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations. Earnings from operations are not a substitute or alternative for consolidated income available for common shareholders presented in accordance with GAAP. See the accompanying tables for a reconciliation of earnings from operations to consolidated income available for common shareholders for the first quarter 2016 and the 2016 guidance, respectively.

Supplemental Financial Information

In addition to the financial information accompanying this release, presentation slides for today's conference call with the financial community have been furnished to the Securities and Exchange Commission and are available on PG&E Corporation's website at: http://investor.pgecorp.com/financials/quarterly-earnings-reports/default.aspx.

Conference Call with the Financial Community to Discuss Financial Results

Today's call at 11:00 a.m., Eastern Time, is open to the public on a listen-only basis via webcast. Please visit http://investor.pgecorp.com/news-events/events-and-presentations/default.aspx for more information and instructions for accessing the webcast. The webcast call and the related materials will be available for replay through the website for at least one year. Alternatively, a toll-free replay of the conference call may be accessed shortly after the live call until 8:00 p.m. Eastern Time, May 18, 2016, by dialing (866) 415-9493. International callers may dial (205) 289-3247. For both domestic and international callers, the replay confirmation code 3227# will be required to access the replay.

About PG&E Corporation

PG&E Corporation (NYSE: PCG) is a Fortune 200 energy-based holding company, headquartered in San Francisco. It is the parent company of Pacific Gas and Electric Company, California's largest investor-owned utility. PG&E serves 16 million Californians across a 70,000 square-mile service area in Northern and Central California. For more information, visit http://www.pgecorp.com.

Cautionary Language Regarding Forward-Looking Statements

Management's statements providing guidance for PG&E Corporation's 2016 financial results and the assumptions and forecasts underlying such guidance constitute forward-looking statements that reflect management's judgments and opinions.  These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside management's control.  Actual results may differ materially.  Factors that could cause actual results to differ materially include, but are not limited to:

•
the timing and outcomes of the Utility's pending regulatory proceedings, including the 2015 Gas Transmission & Storage (GT&S) rate case, the 2017 General Rate Case, the Transmission Owner rate cases, the rehearing of CPUC decisions approving the 2006-2008 energy efficiency awards, the development of EV infrastructure, and other ratemaking and regulatory proceedings;

•
the timing and amount of fines, penalties, and remedial costs that the Utility may incur in connection with the federal criminal prosecution of the Utility, the CPUC investigation of the Utility's natural gas distribution record-keeping practices, the SED's enforcement matters relating to the Utility's compliance with natural gas-related laws and regulations, and other investigations that have been or may be commenced relating to the Utility's compliance with natural gas-related laws and regulations;

•
the timing and outcome of (i) the CPUC's investigation of communications between the Utility and the CPUC that may have violated the CPUC's rules regarding ex parte communications or are otherwise alleged to be improper, and (ii) the U.S. Attorney's Office in San Francisco and the California Attorney General's office investigations in connection with communications between the Utility's personnel and CPUC officials, and whether such matters negatively affect the final decisions to be issued in the 2015 GT&S rate case or other ratemaking proceedings;

•
the outcome of the Butte fire litigation, and whether the Utility's insurance is sufficient to cover the Utility's liability resulting therefrom, or if insurance is otherwise available; and whether additional investigations and proceedings will be opened;

•	the Utility's ability to control its costs within the authorized levels of spending and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs;
•	changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons;
•
the impact that reductions in customer demand for electricity and natural gas have on the Utility's ability to make investments and recover its costs through rates and earn its authorized return on equity, and whether the Utility is successful in addressing the impact of growing distributed and renewable generation resources and changing customer demand for natural gas and electric services;

•
the amount and timing of charges reflecting probable liabilities for third-party claims and the extent to which costs incurred in connection with third-party claims or litigation can be recovered through insurance, rates, or from other third parties;

•
the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms, and the amount and timing of additional common stock and debt issuances by PG&E Corporation;

•	changes in estimated environmental remediation costs, including costs associated with the Utility's natural gas compressor sites;
•	the outcome of federal or state tax audits and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation;
•	the impact of changes in GAAP, standards, rules, or policies, including those related to regulatory accounting, and the impact of changes in their interpretation or application; and
•
the other factors disclosed in PG&E Corporation and the Utility's joint Annual Report on Form 10-K for the year ended December 31, 2015 and its quarterly report on Form 10-Q for the quarter ended March 31, 2016.

PG&E Corporation
Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended
	March 31,
(in millions, except per share amounts)	2016	2015
Operating Revenues
Electric	$3,131	$3,013
Natural gas	843	886
Total operating revenues	3,974	3,899
Operating Expenses
Cost of electricity	950	1,000
Cost of natural gas	222	274
Operating and maintenance	2,010	1,923
Depreciation, amortization, and decommissioning	697	631
Total operating expenses	3,879	3,828
Operating Income	95	71
Interest income	4	1
Interest expense	(203)	(189)
Other income, net	27	58
Loss Before Income Taxes	(77)	(59)
Income tax benefit	(187)	(93)
Net Income	110	34
Preferred stock dividend requirement of subsidiary	3	3
Income Available for Common Shareholders	$107	$31
Weighted Average Common Shares Outstanding, Basic	493	477
Weighted Average Common Shares Outstanding, Diluted	495	481
Net Earnings Per Common Share, Basic	$0.22	$0.06
Net Earnings Per Common Share, Diluted	$0.22	$0.06
Dividends Declared Per Common Share	$0.46	$0.46

Reconciliation of PG&E Corporation's Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP")
First Quarter, 2016 vs. 2015
(in millions, except per share amounts)

	Three Months Ended March 31,
	Earnings		Earnings per Common Share (Diluted)
	2016	2015	2016	2015
PG&E Corporation's
Earnings from Operations (1)	$407	$418	$0.82	$0.87
Items Impacting Comparability (2)
Pipeline related expenses (3)	(13)	(10)	(0.03)	(0.02)
Legal and regulatory
related expenses (4)	(10)	(8)	(0.02)	(0.02)
Fines and penalties (5)	(51)	(369)	(0.10)	(0.77)
Butte fire related costs (6)	(226)	-	(0.45)	-
GT&S revenue adjustment for 2015 (7)	-	-	-	-
PG&E Corporation's Earnings on a GAAP basis	$107	$31	$0.22	$0.06

(1)	"Earnings from operations" is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability as described in note (2) below. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating plans, and employee incentive compensation.
(2)	"Items impacting comparability" represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(3)         For the three months ended March 31, 2016 the Utility incurred costs of $22 million, pre-tax, for pipeline related expenses related to the multi-year effort to identify and remove encroachments from transmission pipeline rights of way.
(4)	For the three months ended March 31, 2016 the Utility incurred costs of $17 million, pre-tax, for legal and regulatory related expenses incurred in connection with various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications.
(5)	For the three months ended March 31, 2016 the Utility incurred costs of $87 million, pre-tax, associated with fines and penalties imposed by the CPUC on April 9, 2015 in the gas transmission pipeline investigations. As shown in the table below, these costs include estimated charges for safety related capital costs incurred during the three months ended March 31, 2016 that the Utility believes are probable of disallowance in the 2015 Gas Transmission and Storage (GT&S) rate case.

(in millions, pre-tax)	Three Months Ended March 31, 2016
Charge for disallowed capital	(87)
Charge for disallowed expense	-
Fines and penalties	$(87)
        Future fines or penalties may be imposed in connection with other enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications.
(6)	For the three months ended March 31, 2016, the Utility incurred charges of $350 million, pre-tax, related to estimated property damages in connection with the Butte fire and $31 million, pre-tax, for Utility clean-up, repair, and legal costs associated with the Butte fire, for a total of $381 million, pre-tax.
(7)	"GT&S revenue adjustment for 2015" refers to the adjustments to 2015 revenues that will be recorded after the CPUC issues a final decision in the 2015 GT&S rate case, which the Utility expects in 2016.

Key Drivers of PG&E Corporation's Earnings per Common Share ("EPS") from Operations
First Quarter, 2016 vs. 2015
 ($/Share, Diluted)

First Quarter 2015 EPS from Operations (1)	$0.87

Growth in rate base earnings	0.05
Miscellaneous	0.04

Timing of taxes (2)	(0.08)
Gain on disposition of SolarCity stock (3)	(0.03)
Increase in shares outstanding	(0.03)
First Quarter 2016 EPS from Operations (1)	$0.82

(1) See preceding table for a reconciliation of EPS from Operations to EPS on a GAAP basis.
(2) Represents the timing of taxes reportable in quarterly financial statements.
(3) Represents the gain recognized during the three months ended March 31, 2015. No comparable gain was recognized for the same period in 2016.

PG&E Corporation's 2016 Earnings per Share ("EPS") Guidance

2016 EPS Guidance	Low		High
Estimated EPS on an Earnings from Operations Basis		$3.65		$3.85
Estimated Items Impacting Comparability: (1)
Pipeline related expenses (2)		$(0.18)		$(0.12)
Legal and regulatory related expenses (3)		(0.09)		(0.03)
Fines and penalties (4)	~	(0.52)	~	(0.52)
Butte fire related costs (5)	~	(0.45)	~	(0.45)
GT&S revenue adjustment(s) for 2015 (6)		-		-
Estimated EPS on a GAAP Basis (6)		$2.41		$2.73

(1)	"Items impacting comparability" represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. These items are included in calculating Consolidated Income Available for Common Shareholders in accordance with GAAP. These items are excluded when calculating "earnings from operations" which is a non-GAAP measure that provides additional insight into the underlying trends of the business allowing for a better comparison against historical results and expectations for future performance. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating plans, and employee incentive compensation.

(2)	"Pipeline related expenses" includes costs incurred to identify and remove encroachments from transmission pipeline rights-of-way. The pre-tax range of estimated costs is shown below.
	2016
	Low EPS	High EPS
(in millions, pre-tax)	Guidance	Guidance
Pipeline related expenses	$(150)	$(100)

(3)	"Legal and regulatory related expenses" includes costs incurred in connection with various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications. The pre-tax range of estimated costs is shown below.
	2016
	Low EPS	High EPS
(in millions, pre-tax)	Guidance	Guidance
Legal and regulatory related expenses	$(75)	$(25)

(4)	"Fines and penalties" includes actual and future fines and penalties resulting from various enforcement, regulatory and litigation activities regarding natural gas matters and regulatory communications. Guidance of ~$440 million is consistent with the remaining estimated 2016 components of the $1.6 billion final penalty decision the CPUC issued on April 9, 2015 in the gas transmission pipeline investigations. Guidance does not include amounts for other potential future fines or penalties, including a disallowance that may be imposed as an additional penalty for prohibited ex parte communications made in the 2015 GT&S rate case.
	2016
	Low EPS		High EPS
(in millions, pre-tax)	Guidance		Guidance
Charge for disallowed capital	~	$(280)	~	$(280)
Charge for disallowed expense	~	(160)	~	(160)
Fines and penalties	~	$(440)	~	$(440)

(5)	"Butte fire related costs" includes charges of $350 million, pre-tax, related to estimated property damages in connection with the Butte fire and $31 million, pre-tax, for Utility clean-up, repair, and legal costs associated with the Butte fire, for a total of $381 million, pre-tax, recorded for the three months ended March 31, 2016. Guidance is consistent with the low end of the estimated range of these costs. The Utility is currently unable to estimate the high end of the range.
	2016
	Low EPS	High EPS
(in millions, pre-tax)	Guidance	Guidance
Butte fire related costs	~ $(381)	~ $(381)

(6)	The Earnings from Operations guidance assumes a reasonable timing and outcome in the 2015 GT&S rate case. "GT&S revenue adjustment(s) for 2015" refers to the adjustment(s) to 2015 revenues that will be recorded after the CPUC issues a final decision in the 2015 GT&S rate case, which the Utility expects in 2016.

Actual financial results for 2016 may differ materially from the guidance provided.  For a discussion of the factors that may affect future results, see "Cautionary Language Regarding Forward-Looking Statements" in the accompanying press release.